================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                      BARRISTER INFORMATION SYSTEMS CORP.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                    BARRISTER INFORMATION SYSTEMS CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 3, 1998


The Annual Meeting of Shareholders of Barrister Information Systems Corporation (the "Company") will be held at the Buffalo and Erie County Public Library Auditorium, Clinton and Ellicott Streets, Buffalo, New York, on September 3, 1998 at 10:00 a.m., local time, for the following purposes:

                  1. To elect three (3) Class I directors to hold office until the Year 2000 annual meeting and until their successors have been elected and qualified.

                  2. To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the current fiscal year.

                  3. To transact such other business as may properly come before the meeting.

The close of business on July 8, 1998 has been fixed as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting.

                                  By order of the Board of Directors,


                                  Mark C. Donadio
                                  Secretary
July 10, 1998


WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

                    BARRISTER INFORMATION SYSTEMS CORPORATION

                                 465 MAIN STREET
                             BUFFALO, NEW YORK 14203
                                 (716) 845-5010


                                 PROXY STATEMENT


                    ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                SEPTEMBER 3, 1998


                                     GENERAL


This Proxy Statement and accompanying form of proxy have been mailed on or about July 15, 1998, to all holders of record on July 8, 1998 of Common Stock, par value $.24 per share ("Common Stock") of Barrister Information Systems Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on September 3, 1998 and at any adjournment or postponements thereof.

Shares represented by an effective proxy in the accompanying form, unless contrary instructions are specified in the proxy, will be voted FOR each of the proposals set forth in the accompanying Notice of Annual Meeting of Shareholders. Any proxy may be revoked at any time before it is voted. A shareholder may revoke his/her proxy by executing another proxy at a later date, by notifying the Secretary of the Company in writing of his/her revocation, or by attending and voting at the Annual Meeting. Revocation is effective only upon receipt of notice by the Secretary.

The Company will bear the cost of soliciting proxies by the Board of Directors. The Board of Directors may use the services of the Company's executive officers and certain directors to solicit proxies from shareholders in person and by mail, telegram and telephone, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing. In addition, the Company will request brokers, nominees and others to forward proxy materials to their principals and to obtain authority to execute proxies. The Company will reimburse such brokers, nominees and others for their reasonable out-of-pocket and clerical expenses incurred by them in so doing.

The securities entitled to vote at the Annual Meeting are shares of Common Stock. Each share of Common Stock is entitled to one vote. The close of business on July 8, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. At that date 8,223,737 shares of Common Stock were outstanding.


                             PRINCIPAL SHAREHOLDERS

CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information as of June 15, 1998 with respect to the beneficial ownership of the Company's Common Stock by all persons or groups (as such terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Company to be beneficial owners of more than 5% of its outstanding common stock.


======================================= ====================================== ======================================

           NAME AND ADDRESS                            COMMON                                 PERCENT
                  OF                                    STOCK                                   OF
         BENEFICIAL OWNER(1)                                                              COMMON STOCK(2)

======================================= ====================================== ======================================

         Henry P. Semmelhack                        1,809,389 (3)                              21.22
        761 Willardshire Blvd.
        Orchard Park, NY 14127

--------------------------------------- -------------------------------------- --------------------------------------

    First Carolina Investors, Inc.                  1,598,100 (4)                              19.43
   1130 East 3rd Street, Suite 410
         Charlotte, NC 28204

--------------------------------------- -------------------------------------- --------------------------------------

           James D. Morgan                           898,163 (5)                               10.79
          34 Ironwood Court
        East Amherst, NY 14051

--------------------------------------- -------------------------------------- --------------------------------------

         Richard E. McPherson                        875,352 (6)                               10.53
         304 Burroughs Drive
          Amherst, NY 14226

======================================= ====================================== ======================================


(1) The beneficial ownership information presented is based upon information furnished by each person or contained in filings with the Securities and Exchange Commission. Pursuant to Rule 13d-3 of the Regulations under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or to direct the disposition) with respect to a security whether through any contract, arrangement, understanding, relationship or otherwise. Except as otherwise indicated, the named person has sole voting and investment power with respect to the Common Stock set forth opposite his name. Percentages have been calculated on the basis of 8,223,737 Common Stock shares outstanding, plus, as appropriate, shares deemed outstanding pursuant to Rule 13d-3(d)(1).

(2) The percent of Common Stock beneficially owned is equivalent to each person's or group's percentage of the aggregate number of votes attributable to outstanding Common Stock.

(3) Includes 179,000 shares of Common Stock and Warrants to purchase 22,500 shares of Common Stock owned by Mr. Semmelhack's wife. Mr. Semmelhack disclaims any beneficial ownership of such shares. Includes options to purchase 111,000 shares of Common Stock and Warrants to purchase 168,750 shares of Common Stock.

(4) On March 20, 1998, First Carolina Investors, Inc. purchased 1,598,000 shares in a private sale.

(5) Includes 207 shares held in trust by Mr. Morgan for the benefit of his children. Mr. Morgan disclaims any beneficial ownership of such shares held in trust. Includes non-qualified options to purchase 10,000 shares of Common Stock and Warrants to purchase 90,000 shares of Common Stock.

(6)      Includes Warrants to purchase 90,000 shares of Common Stock.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth the beneficial ownership of Common Stock of the Company as of June 15, 1998 by each director and by all directors and officers as a group.

      NAME OF                                           COMMON                      PERCENT OF
BENEFICIAL OWNER(1)                                      STOCK                     COMMON STOCK
-------------------                                    -------------               ------------

Henry P. Semmelhack                                     1,809,389(2)                   21.22
James D. Morgan                                           898,163(3)                   10.79
Richard E. McPherson                                      875,352(4)                   10.53
Richard P. Beyer                                          251,813(5)                    3.03
Brent D. Baird                                              2,500                       0.03
All officers and directors
as a group (9 persons)                                  4,090,342(6)                   45.92


(1) The beneficial ownership information presented is based upon information furnished by each person or contained in filings with the Securities and Exchange Commission. Pursuant to Rule 13d-3 of the Regulations under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or to direct the disposition) with respect to a security whether through any contract, arrangement, understanding, relationship or otherwise. Except as otherwise indicated, the named person has sole voting and investment power with respect to the Common Stock set forth opposite his name. Percentages have been calculated on the basis of 8,223,737 Common Stock shares outstanding, plus, as appropriate, shares deemed outstanding pursuant to Rule 13d-3(d)(1).

(2) Includes 179,000 shares of Common Stock and Warrants to purchase 22,500 shares of Common Stock owned by Mr. Semmelhack's wife. Mr. Semmelhack disclaims any beneficial ownership of such shares. Includes options to purchase 111,000 shares of Common Stock and Warrants to purchase 168,750 shares of Common Stock.

(3) Includes 207 shares held in trust by Mr. Morgan for the benefit of his children. Mr. Morgan disclaims any beneficial ownership of such shares held in trust. Includes non-qualified options to purchase 10,000 shares of Common Stock and Warrants to purchase 90,000 shares of Common Stock.

(4)       Amount includes Warrants to purchase 90,000 shares of Common Stock.

(5) Amount includes options to purchase 73,000 shares of Common Stock and Warrants to purchase 11,250 shares of Common Stock.

(6) Amount includes options to purchase 301,500 shares of Common Stock, Warrants to purchase 382,500 shares of Common Stock and includes 19,000 shares of Common Stock held by Mr. Donadio's wife to which he disclaims any beneficial ownership. Except as indicated in Footnotes 2 and 3 above, and this Footnote, members of the group have sole voting and investment power with respect to all shares indicated.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

TERM OF OFFICE

The Company's Certificate of Incorporation and By-Laws provide that the Company shall have not less than 6 and not more than 15 directors, and that the Board of Directors shall be divided into two classes, as nearly equal in number as possible (but with not less than three directors in each class or such lesser number as may be permitted by law), as determined by the Board of Directors; each year the directors in one class will be elected to serve terms of two years. If, prior to election, the size of the Board of Directors has been increased to nine or a greater number, or the Board may be otherwise divided into three classes under applicable law, at the next succeeding annual meeting of shareholders, the Board of Directors will be divided into three classes, as equal in number as possible with the following staggered terms: the class of directors whose term under the two-class board was not to expire until the annual meeting next succeeding the creation of the three-class board shall complete the term for which such class of directors was originally elected; one class of directors shall be elected to serve a two-year term; and one class of directors shall be elected to serve a three-year term. Each year the directors in one class will be elected to serve terms of three years.

At the annual meeting of shareholders, in accordance with the Company's Certificate of Incorporation and By-laws which relate to corporate governance, at least three persons are to be elected to the Board of Directors of the Company as Class I directors to hold office until the 2000 annual meeting of shareholders and until their successors are elected and qualified.

Three directors are proposed for election at the annual meeting, and it is intended that shares represented by properly executed proxies will be voted, in the absence of contrary instructions, in favor of the election of the following named nominees: Class I directors: Franklyn S. Barry Jr., Richard E. McPherson and Brent D. Baird. The Directors approved the nominations by Resolution of the Board of Directors on June 12, 1998.

The persons named in the enclosed proxy intend to vote the shares represented by proxies for the Board of Directors nominees unless authority to vote for such persons is withheld. If any of those nominated should not continue to be available for election, it is intended that the shares represented by the proxies will be voted for such other person or persons as the Board shall designate. No circumstances are presently known which would render any nominee named herein unavailable for election.

NOMINEES FOR DIRECTOR

DIRECTORS TO HOLD OFFICE UNTIL 2000  (CLASS I)

Franklyn S. Barry, Jr. - Age 58                              Director since 1991

Mr. Barry is President and Chief Executive Officer of Hemex, Inc., a privately owned developer and manufacturer of medical devices. He was President of Ingram Software, Inc. (a distributor of microcomputer software and supplies) from 1985 to 1987, and a founder and Chief Executive Officer of its predecessor, Software Distribution Services, Inc. from 1983 to 1985. He has been a Director of Merchants Mutual Insurance Company (a property and casualty underwriter) since 1981, and was a Director of Merchants Insurance Group, Inc. from 1986 to 1994.

Richard E. McPherson - Age 65                                Director since 1982

Mr. McPherson served as a Vice President of the Company since its incorporation in 1982 until 1995 when he retired. He was one of the founders of Comptek Research, Inc. ("Comptek") (a manufacturer and marketer of computer systems for the defense industry) and served as Vice President of that company prior to April 1982.

Brent D. Baird - Age 59                                      Director since 1998

Mr. Baird is a private investor. He is Chairman of the Board of First Carolina Investors, Inc., a closed-end, non-diversified management investment company, which owns 19% of Barrister's Common Stock. Mr. Baird is also director of Exolon-ESK, Inc., Merchants Group, Inc., M&T Bank Corporation, Todd Shipyards Corporation and Oglebay Norton Company.

DIRECTORS CONTINUING IN OFFICE UNTIL 1999 (CLASS II)

Henry P. Semmelhack - Age 61                                 Director since 1982

Mr. Semmelhack has served as the Company's Chairman of the Board of Directors, Chief Executive Officer and President since its incorporation in 1982. He was one of the founders of Comptek and currently serves as a Director of Comptek. Previously he served as Comptek's Chairman of the Board, Chief Executive Officer and President. Mr. Semmelhack is also a Director of Merchants Group, Inc.

James D. Morgan - Age 61                                     Director since 1982

Mr. Morgan is currently Vice President and Chief Scientist of Comptek. He served as Vice President of Product Engineering of the Company from 1982 to 1990. He was one of the founders of Comptek and currently serves as a Director of that company.

Richard P. Beyer - Age 51                                    Director since 1982

Mr. Beyer became Vice President Finance and Treasurer of the Company in 1982 following its incorporation. He previously was Vice President Finance and Treasurer of Comptek.

Warren E. Emblidge, Jr. - Age 54                             Director since 1993

Mr. Emblidge has been President of S.J. McCullagh, Inc., an importer, roaster and distributor of coffee and related products, from 1986 to present. From 1987 to 1988 he was Chairman of Joseph Malecki Corporation, a meat processor for the retail trade. Between 1989 - 1992, he was President and founder of Juiceables, Inc., a bag-in-box distributor and President and co-founder of GR8 Nutrition, Inc., a producer of specialty powdered foods for the geriatric and dental markets. Previously Mr. Emblidge served in various executive positions at Goldome FSB/Buffalo Savings Bank, including Executive Vice President of Goldome Realty Credit Corporation, President of Goldome Corporation and Group Vice President of Buffalo Savings Bank.

THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF THE COMMON STOCK OF THE COMPANY PRESENT OR REPRESENTED AT THE MEETING IS REQUIRED TO ELECT DIRECTORS. AN AFFIRMATIVE VOTE IS RECOMMENDED BY MANAGEMENT.

                          INFORMATION ABOUT MANAGEMENT

BOARD MEETINGS AND COMMITTEES

The Board of Directors of the Company held a total of 6 meetings during the fiscal year ended March 31, 1998. The Company has two committees: the Audit Committee and the Compensation Committee.

The Audit Committee consisted of directors Morgan, Barry and Emblidge and met one time during the fiscal year ended March 31, 1998. The Audit Committee's functions include recommending to the Board of Directors the engagement of the Company's independent certified public accountants, reviewing with such accountants the plan for and results of their auditing engagement and the independence of such accountants.

The Compensation Committee consisted of directors Barry, Morgan and Emblidge and met one time during the fiscal year ended March 31, 1998. The Compensation Committee reviews and makes recommendations with respect to compensation of officers and key employees and administers the Company's Stock Incentive Plan.

Mr. Morgan was appointed by the Board of Directors to both the Audit and Compensation Committees on June 27, 1991. Mr. Barry was appointed by the Board of Directors to both the Audit and Compensation Committees on October 9, 1991. Mr. Emblidge was appointed by the Board of Directors to both the Audit and Compensation Committees on September 1, 1993. Mr. Baird was appointed by the Board of Directors to be a director of the Company and to both the Audit and Compensation Committees on April 27, 1998. Mr. Morgan, Mr. Barry, Mr. Emblidge and Mr. Baird are not officers or employees of the Company.

During the fiscal year ended March 31, 1998, no director attended fewer than 100% of the aggregate of all meetings of the Board of Directors and the committees, if any, on which the director served for the fiscal year, except for Mr. Emblidge and Mr. Page who attended all meetings except one.


                        COMPENSATION AND RELATED MATTERS

COMPENSATION OF DIRECTORS

Employee directors receive no additional compensation for service on the Board of Directors or its Committees. Directors who are not employees receive a $4,000 annual retainer, payable semiannually plus a fee of $500 for each Board and Committee meeting attended with a $500 maximum per day.

EXECUTIVE COMPENSATION

The following table sets forth all cash compensation paid to the Chief Executive Officer for services rendered to the Company in all capacities during the fiscal years ended March 31, 1998, 1997 and, 1996.

                           SUMMARY COMPENSATION TABLE

                                                                                Long Term Compensation
                                                                                ----------------------
                                       Annual Compensation                  Awards                   Payouts
                                       -------------------                  ------                   -------

                                                     Other                      Securities
Name and                                             Annual       Restricted    Underlying    LTIP       All Other
Principal                         Salary    Bonus    Compen-      Stock         Options/      Payouts    Compen-
Position                 Year      ($)       ($)     sation ($)   Award (s)     SARs (#)           ($)   sation
------------             ----      ---       ---     ----------   ----------    --------           ---   ------

Henry P. Semmelhack      1998     138,659     -           -            -             -              -        -
Chief Executive          1997     105,019     -           -            -             -              -        -
Officer
                         1996      74,024     -           -            -             -              -        -

                        AGGREGATED OPTION EXERCISE TABLE
    Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

                                                            Number of Securities           Value of Unexercised
                                                           Underlying Unexercised          In-the-Money Options
                                                         Options/SARs at FY-End (#)            at FY-End ($)
                                                         --------------------------            -------------
                        Shares Acquired        Value
Name                    On Exercise       Realized ($)   Exercisable   Unexercisable   Exercisable    Unexercisable
----                    -----------       ------------   -----------   -------------   -----------    -------------

Henry P. Semmelhack            0               0           105,000         12,000        $86,063         $9,900
Chief Executive
Officer

The amount reported in the compensation table above does not include expenditures made by the Company for an automobile and insurance benefits. These benefits did not exceed the lesser of $25,000 or 10% of the compensation reported in the table above. No other officer of the Company earned more than $100,000 during the fiscal year ended March 31, 1998.

RETIREMENT SAVINGS PLAN

The Company established a defined contribution plan effective April 1, 1986 to be known as the Barrister Information Systems Corporation Retirement Savings Plan (the "Savings Plan"). The Savings Plan is intended to meet the requirements of Section 401(k) of the Code. All employees who are at least twenty-one years of age and who complete one year of service in which they are credited with at least 1,000 hours of service are eligible to join the Savings Plan. Under the Savings Plan employees are permitted to contribute up to the lesser of 15% of their compensation or $10,000.

Contributions under the Savings Plan are made by the Company only with respect to those participants who agree to contribute a portion of their compensation from the Company. Initial contributions under the Savings Plan commenced on April 1, 1986.

A participant at all times is 100% vested in the total contributions made by the participant and the Company. Distributions are made under the Savings Plan only upon retirement, death, disability, termination of employment or in the case of certain hardships.

All contributions under the Savings Plan are placed into individual accounts for each participant. Each year the Company contributes, on behalf of each participant, an amount equal to 20% of the first 4% of compensation contributed by each participant.

1989 STOCK INCENTIVE PLAN

The Company's qualified Incentive Stock Option Plan as approved by its sole shareholder in April 1982, (the "Prior Plan") provides for the grant of options to key employees of the Company, including officers to purchase shares of Common Stock of the Company.

At the direction of the Board, a new 1989 Stock Incentive Plan (the "Plan") was proposed to give to the Company greater flexibility in providing to key employees and directors compensation other than cash compensation through grants of non-qualified stock options ("Non-Qualified Stock Options"), restricted stock ("Restricted Stock"), incentive stock options ("Incentive Stock Options"), stock bonuses, and cash bonuses or loans, the latter two features being limited to sums needed (and as limited in the Plan) to assist an eligible grantee in meeting the tax payment obligations associated with the issuance or exercise of a Non-Qualified Stock Option, Restricted Stock or stock bonus. The Compensation Committee of the Board of Directors administers the Plan, subject to the approval of the Board of Directors. The Plan is designed to qualify as an "incentive stock option plan" under Section 422A of the Code.

The Plan carried over in full effect all of the incentive stock options granted under the Company's Prior Plan. The Plan also presently authorizes 900,000 shares of Common Stock to be available for the grant of options and/or restricted stock and/or a stock bonus under the Plan. The Plan was approved by the shareholders on August 14, 1990, and, as amended, on October 9, 1991, October 4, 1994 and October 3, 1997.

The option exercise price must be at least 100% of the fair market value per share of the Company's Common Stock, as determined by the Board of Directors on the date of grant. The exercise price may be paid in cash or with previously owned shares of Common Stock or both. The options are exercisable commencing after a minimum period determined by the Board of Directors and not more than ten years after the date of grant. The exercise price of options granted to employees possessing more than 10% of the combined voting power of all classes of capital stock on the effective date of the grant must be not less than 110% of fair market value on the date of grant, and the options may not be exercised more than five years after the date of grant.

The Plan provides for the issuance of Restricted Stock which enables non-employee directors (who do not administer the Plan) as well as otherwise eligible employees and directors to receive Restricted Stock partially or entirely in lieu of or in addition to cash compensation.

The Plan also provides for a Tandem Award which contemplates the granting of shares of both Restricted Stock and a Non-Qualified Stock Option. Under this feature, a recipient would elect to either exercise the Non-Qualified Stock Option or allow the Restricted Stock to vest depending on which form of incentive provided the best return. Exercise of a Non-Qualified Stock Option cancels the related Restricted Stock and vesting of the Restricted Stock cancels the related Non-Qualified Stock Option.

The Plan also includes a "reload" feature, under which an optionee who uses shares of the Company's Common Stock to pay the purchase price upon an exercise of Options, as permitted by the Plan, may be awarded an equal number of new options upon tendering of the stock of the same type as the stock which is surrendered in connection with such payment. This feature, which facilitates cash-less exercises, also can encourage share ownership and retention by optionees. There are no minimum or maximum amounts of stock that can be used under the reload feature except that the amount is limited to the aggregate number of shares of Common Stock of the Plan. The reload right may be exercised at any time during the life of the grant of the option. The Committee of the Board of Directors that administers the Plan has the authority to determine that if payment of the exercise price with Common Stock is approved, an additional number of Options of the same nature may be granted at such price and upon such terms as the Committee shall establish.

The Plan also includes provisions permitting brokers to assist holders of options in exercising options on behalf of the optionee subject to certain restrictions as provided in the Plan.

At March 31, 1998, options covering an aggregate of 772,203 shares were outstanding and 78,899 shares were available for issuance in connection with further options and awards. 501,232 options were exercisable. 266,000 options were granted, 3,500 options were cancelled and 15,066 options were exercised during the last fiscal year.

CERTAIN TRANSACTIONS

Prior to March 31, 1997, the Company had a term note in the amount of $2,500,000 with BIS Partners, L.P. ("BIS Partners"), a limited partnership composed of private investors. BIS Partners had also provided the Company with a working capital loan of $500,000, which has been paid off. The term note is secured by Company assets and receivables. Partners in BIS Partners, L.P. include Company officers Semmelhack and Beyer and Company directors McPherson and Morgan. On March 31, 1997, the Company renegotiated the terms of its loan agreement with BIS Partners, L.P., extending the repayment schedule through the year 2004 and agreeing to an interest rate of prime plus 3.5%. On March 31, 1998, the balance of the term note was $1,389,000. In March, 1998, BIS partners provided the Company a demand loan of $100,000 which bears interest at the prime rate plus 3.5% amd expires March 31, 2002.

On August 31, 1995, BIS Partners forgave $450,000 of the term debt owed by the Company. At the same time, 450,000 Warrants were issued to BIS Partners to purchase up to 450,000 shares of Company Common Stock. The price per share for purchase of the Common Stock upon exercise of the Warrant is

$1-15/16, the closing price of the Common Stock on August 31, 1995. The Warrants expire on August 31, 2005. No Warrants have been exercised.


                                 PROPOSAL NO. 2

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

Subject to approval of the shareholders, the Board of Directors, upon the recommendation of the Audit Committee, has selected KPMG Peat Marwick LLP ("Peat Marwick"), independent public accountants, to audit the financial statements of the Company for the fiscal year ending March 31, 1999. Peat Marwick has audited the Company's financial statements for each of the Company's fiscal years since the Company's formation in 1982. One or more representatives of Peat Marwick will be present at the Annual Meeting and will have the opportunity to make a statement and/or respond to appropriate questions that may be raised by shareholders.

THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF THE COMMON STOCK OF THE COMPANY PRESENT OR REPRESENTED AT THE MEETING IS REQUIRED TO APPROVE THE RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS. AN AFFIRMATIVE VOTE IS RECOMMENDED BY MANAGEMENT.


                                OTHER INFORMATION

DIRECTORS AND OFFICERS LIABILITY INSURANCE

The Company, pursuant to its by-laws, indemnifies its directors and officers as permitted by law in connection with proceedings which might be instituted against them by reason of their service for or on behalf of the Company. The Company has purchased directors' and officers' liability insurance which provides insurance and indemnification for the Company and its directors and officers. Coverage is provided by the Reliance Insurance Company of Philadelphia, Pennsylvania, and expires August 1, 1998. It is anticipated that the Company will seek to renew coverage for directors' and officers' liability insurance.

SHAREHOLDERS' PROPOSALS FOR FISCAL 1998 ANNUAL MEETING

Shareholders may submit proposals appropriate for shareholder action at the Company's Annual Meeting consistent with regulations adopted by the Securities and Exchange Commission. For such proposals to be considered for inclusion in the proxy statement and formal proxy for the 1999 Annual Meeting, they must be received by the Company no later than February 22, 1999. Proposals should be directed to Mark C. Donadio, Secretary, Barrister Information Systems Corporation, 465 Main Street, Suite 700, Buffalo, New York 14203.

OTHER BUSINESS

As of the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the Annual Meeting is that hereinabove set forth. If any other matter or matters are properly brought before the Annual Meeting, or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

A COPY OF THE COMPANY'S FISCAL 1998 ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K WILL BE AVAILABLE AFTER JUNE 29, 1998, AND PROVIDED WITHOUT CHARGE TO SHAREHOLDERS UPON WRITTEN REQUEST DIRECTED TO THE SECRETARY, BARRISTER INFORMATION SYSTEMS CORPORATION, 465 MAIN STREET, SUITE 700, BUFFALO, NEW YORK 14203.


             By the Order of the Board of Directors,



             Mark C. Donadio
             Secretary



Dated: July 10, 1998

                    BARRISTER INFORMATION SYSTEMS CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              FOR ANNUAL MEETING OF SHAREHOLDERS, SEPTEMBER 3, 1998


         The undersigned hereby appoints HENRY P. SEMMELHACK and MARK C. DONADIO as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Barrister Information Systems Corporation held of record by the undersigned on July 8, 1998 at the Annual Meeting of Shareholders to be held on September 3, 1998, or any adjournments thereof, upon the matters set forth in the Proxy Statement and, in their judgment and discretion, upon such other business as may properly come before the meeting. THIS PROXY WILL BE VOTED FOR ELECTION OF THE DIRECTORS AND FOR ALL OTHER ITEMS, UNLESS A CONTRARY INSTRUCTION IS GIVEN, IN WHICH CASE IT WILL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTION.


          PLEASE FILL IN, DATE AND SIGN ON THE REVERSE SIDE AND RETURN
                    THIS PROXY IN THE ACCOMPANYING ENVELOPE.

                                PROXY BALLOT CARD
                    BARRISTER INFORMATION SYSTEMS CORPORATION
                                  COMMON STOCK

 [ ]
      --------------------------------       --------------------------------
           Account Number                                  Common Stock


  The Board of Directors recommends that you vote FOR the election of all the nominees in Proposal 1 and FOR Proposal 2.

*************************************************************************************************************************

1.       ELECTION OF                        FOR all nominees           WITHHOLD
         DIRECTORS:                         listed below (except       AUTHORITY to vote
                                            as marked to the           for all nominees listed
                                            contrary below)
                                                   [ ]                       [ ]

         Class I:  Franklyn S. Barry Jr., Richard E. McPherson, Brent D. Baird

         WITHHOLD AUTHORITY to vote for the following nominees only (write name(s)):

*************************************************************************************************************************

2. RATIFICATION OF SELECTION OF KPMG PEAT MARWICK LLP, Independent auditors for the current fiscal year ending March 31, 1999.

            FOR                                  AGAINST                   ABSTAIN
            [ ]                                    [ ]                       [ ]

*************************************************************************************************************************

[                                   ]                Please sign here exactly as name appears to left.

                                                     Dated:  ______________________, 1998

[                                   ]                -----------------------------------------------------
                                                     Signature of Shareholder

                                                     -----------------------------------------------------
                                                     Signature of Shareholder
                                                     Persons signing in a representative capacity should
                                                     indicate their capacity.